Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   4.74%
November, 1999   5.51%
October, 1999   3.97%
September, 1999  N/A


Cash Yield18.33%


Investor Charge Offs 4.89%


Base Rate 7.93%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,130,074,923.19